                                                                   Exhibit 10.24



      NEITHER THIS OPTION NOR THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO TRANSFER, SALE, OR OTHER DISPOSITION OF THIS OPTION OR ANY SECURITIES ISSUED HEREUNDER MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS OPTION OR SUCH SECURITIES, AS THE CASE MAY BE, HAS BECOME EFFECTIVE UNDER SUCH ACT, OR THE ISSUER HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH REGISTRATION IS NOT REQUIRED.

      IN ADDITION, THIS OPTION AND THE SECURITIES ISSUABLE HEREUNDER ARE SUBJECT TO CERTAIN CANCELLATION AND REPURCHASE RIGHTS OF THE ISSUER SET FORTH IN SECTION 2 HEREOF, AND TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN SECTIONS 11 AND 12 HEREOF.

                          COMMON STOCK PURCHASE OPTION

      MediQual Systems, Inc. (the "Company"), a Delaware corporation, hereby agrees and certifies that, for value received, Eric Kriss, an individual, and his successors and permitted assigns are entitled, subject to the terms set forth below, to purchase from the Company at any time and from time to time after the date hereof Nine Hundred Thousand (900,000) (such number of shares subject to adjustment as provided herein) duly authorized, validly issued, fully paid, and non-assessable shares of Common Stock (as defined in Section 13 hereof), at an initial purchase price per share of $0.25 (subject to adjustment from time to time as provided herein, the "Exercise Price").

      This Option is issued pursuant to the "1996 Agreement" dated as of January 20, 1996, by and between the Company and Mr. Kriss. Certain terms used in this Option are defined in Section 13 hereof.

      1. EXERCISE OF OPTION.

      (a) MECHANICS OF EXERCISE. This Option may be exercised by the holder hereof at any time or from time to time by surrender to the Company of this Option, with the form of subscription agreement appended hereto duly executed by such holder, accompanied by payment, by check payable to the Company or by wire transfer to its account, in an amount equal to the product of (i) the number of shares of Common Stock for which this Option is then being exercised (such shares, the "Exercise

Shares") by (ii) the Exercise Price then in effect. Alternatively, at the election of the holder hereof, such holder may pay the aggregate Exercise Price for the Exercise Shares by surrendering its rights to receive a portion of the Exercise Shares having a fair market value equal to or greater than the aggregate Exercise Price for the Exercise Shares, in which case the holder hereof shall receive the excess of (i) the number of Exercise Shares to which it would otherwise be entitled upon such exercise, minus (ii) the number of Exercise Shares so surrendered. For purposes of this Section 1(a), the fair market value of one share of Common Stock shall be determined in good faith by the Company's Board of Directors (by reference to the Valuation in respect of the Transaction, if such exercise occurs upon or after the occurrence of a Transaction).

      (b) OPTION AGENT. In the event that a bank or trust company is appointed as trustee for the holder of this Option pursuant to Section 5(b) hereof, such bank or trust company shall have all the powers and duties of an Option agent appointed pursuant to Section 14 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, upon exercise of this Option.

      2. CANCELLATION AND REPURCHASE RIGHTS OF THE COMPANY.

      (a) EVENTS TRIGGERING REPURCHASE RIGHTS.

          (i) NO TRANSACTION OR VALUATION UNDER $15,000,000. In the event that
      (A) no Transaction occurs on or before January 2, 1998, or (B) a Transaction occurs and the Valuation in respect of such Transaction is less than $15,000,000, then in either such case this Option, to the extent then unexercised, shall immediately and automatically be canceled and the Company shall have the right and option, but no obligation, to repurchase any and all securities previously issued hereunder as provided herein.

          (ii) VALUATION OF AT LEAST $25,000,000. In the event that a Transaction occurs on or before January 2, 1998, and the Valuation in respect of such Transaction is at least $25,000,000, then this Option shall be irrevocable and shall continue in effect until the fifth anniversary of the Transaction, and the Company shall not have any right or option to repurchase any of the securities issued hereunder, whether before or after such Transaction.

          (iii) VALUATION BETWEEN $15,000,000 AND $25,000,000. In the event that a Transaction occurs on or before January 2, 1998, and the Valuation in respect of such Transaction is at least $15,000,000 but less than $25,000,000, then this Option shall be irrevocable and shall continue in effect until the fifth anniversary of the Transaction, but the aggregate number of shares of Common Stock for which the holder hereof may be entitled to exercise this Option and to retain (the "Vested Shares") shall be the product of the maximum number of shares of Common Stock issued and/or issuable hereunder, multiplied by a fraction, the numerator of which is (A) the excess of the Valuation in respect of such Transaction over $15,000,000, and (B) the denominator of which is $10,000,000.

          Upon the occurrence of such Transaction:

                (1) This Option shall immediately and automatically be canceled to the extent of the excess over the number of Vested Shares of the sum of (a) the number of shares of Common Stock for which this Option has previously been exercised, plus (b) the number of shares then remaining subject to issuance hereunder.

                (2) To the extent that the number of shares of Common Stock for which this Option has previously been issued exceeds the number of Vested Shares, the Company shall have the right and option, but no obligation, to repurchase such excess shares of Common Stock as provided herein.

          (iv) VOLUNTARY TERMINATION OF EMPLOYMENT BEFORE JANUARY 2, 1998. Notwithstanding any other provision of this Option and/or any assignment or transfer hereof or of any securities issued upon exercise hereof, in the event that before January 2, 1998, Mr. Kriss voluntarily terminates his employment with the Company (other than for Good Reason, as defined in the Executive Employment Agreement dated as of March 29, 1993, by and between the Company and Mr. Kriss, as amended and in effect from time to time), then this Option, to the extent then unexercised, shall immediately and automatically be canceled and the Company shall have the right and option, but no obligation, to repurchase any and all securities previously issued hereunder as provided herein.

      (b) EXERCISE OF REPURCHASE RIGHTS. The Company may exercise its repurchase rights and options granted to it in Section 2(a) hereof by written notice to the holder hereof given within 30 days after the earlier to occur of (i) a Transaction, or (ii) January 2, 1998. Any such notice shall specify the number of shares of Common Stock that the Company has elected to repurchase, the per-share and aggregate repurchase prices thereof, and a reasonable date, time, and place for the closing of such repurchase, which shall be within 30 days after the giving of such notice. The repurchase price payable for each share so to be repurchased hereunder shall be the price paid therefor upon exercise of this Option. At such closing, the holder(s) of the shares of Common Stock to be repurchased shall deliver to the Company the certificate(s) representing such shares, duly indorsed, or accompanied by duly executed instruments of transfer, for transfer to the Company or in blank, against delivery by the Company of a certified or bank check for the aggregate repurchase price thereof.

      3. DELIVERY OF STOCK CERTIFICATES; FRACTIONAL SHARES.

      (a) DELIVERY OF STOCK CERTIFICATES. As soon as practicable after any exercise of this Option, and in any event within ten days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), shall cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of duly authorized, validly issued, fully paid, and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled in respect of such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled in respect of such exercise.

      (b) FRACTIONAL SHARES. In the event that any exercise of this Option would, but for the provisions of this Section 3(b), result in the issuance of any fractional share of Common Stock, then in lieu of such fractional share the holder hereof shall be entitled to cash equal to the fair market value of such fractional share, as determined in good faith by the Company's Board of Directors.

      4. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS, AND RECLASSIFICATIONS. In case at any time or from time to time prior to the exercise of this Option, the holders of Common Stock, as such, receive or become entitled to receive, without payment therefor:

         (a) other or additional stock or other securities or property (other than cash out of current earnings) by way of a dividend; or

         (b) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination or division of shares, or similar corporate restructuring;

in each case, other than additional shares of Common Stock issued as a stock dividend or by reason of a stock split (adjustments in respect of which are provided for in Section 6 hereof), then and in each such case the holder of this Option, shall be entitled upon exercise hereof to receive the amount of stock other securities, cash, and/or property that such holder would have received prior to or would have held on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Option, and thereafter, during the period from the date hereof to and including the date of such exercise, had retained such shares and all such other or additional stock, other securities, cash, and/or property receivable by such holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 5 and 6 hereof.

      5. ADJUSTMENT FOR REORGANIZATIONS, CONSOLIDATIONS, MERGERS, ETC.

      (a) CERTAIN ADJUSTMENTS. In case at any time or from time to time prior to the exercise of this Option, the Company shall (i) effect a capital reorganization, reclassification, or recapitalization, (ii) consolidate with or merge with or into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of this Option, upon exercise hereof at any time after the consummation of such reorganization, recapitalization, consolidation, or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the shares of Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had exercised this Option immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 4 and 6 hereof.

      (b) APPOINTMENT OF TRUSTEE FOR OPTION HOLDERS UPON DISSOLUTION. In the event of any dissolution of the Company, the

Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder(s) of this Option after the effective date of such dissolution pursuant to this Section 5 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder(s) of this Option.

      (c) CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger, or transfer (and any dissolution following any transfer) referred to in this
Section 5, this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation, or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Option as provided in Section 7 hereof.

      6. ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND AMOUNT OF OUTSTANDING COMMON STOCK.

      (a) GENERAL. If at any time or from time to time there shall occur any stock split, stock dividend, reverse stock split, or other combination or subdivision of the Common Stock (a "Stock Event"), then the number of shares of Common Stock issuable upon exercise hereof shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of Common Stock of the Company outstanding immediately before such Stock Event is equal to the proportion of the number of shares of Common Stock issuable hereunder immediately after such Stock Event to the total number of shares of Common Stock of the Company outstanding immediately after such Stock Event. No adjustment to the Exercise Price shall be made in connection with any adjustment of the number of shares of Common Stock receivable upon exercise of this Option, except that the Exercise Price shall be proportionately decreased (but not below the par value of a share of Common Stock) or increased upon the occurrence of any stock split, reverse stock split, or other subdivision or combination of shares of Common Stock.

      (b) OTHER SECURITIES. In the event that any Other Securities are issued, or are subject to issuance upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of

Other Securities or any other entity referred to in Section 5 hereof) or to subscription, purchase, or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to shares of Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments, and readjustments provided for in this Section 6 with respect to the number of shares of Common Stock issuable upon exercise of this Option shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of this Option, so as to provide the holder of this Option with the benefits intended by this Section 6 and the other provisions of this Option.

      7. NO DILUTION OR IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Option against dilution. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of stock receivable on the exercise of this Option above the amount payable therefor on such exercise, (ii) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon exercise of this Option from time to time, (iii) shall not issue any capital stock of any class that is preferred as to dividends or other distributions of assets (including without limitation upon voluntary or involuntary dissolution, liquidation, or winding-up), unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and distributions of assets, and (iv) shall not transfer all or substantially all of its properties and assets to any other Person or consolidate into or merge with or into any other Person (if the Company is not the surviving entity), unless such other Person shall expressly agree in writing (naming the holders hereof, as such, as intended third-party beneficiaries) to assume and be bound by all the terms of this Option applicable to the Company.

      8. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment with respect to the shares of Common Stock issuable upon exercise of this Option, the Company, at its expense, shall cause its independent certified public accountants promptly to prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is required, and showing in detail the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Common Stock then outstanding or subject to issuance upon the exercise, conversion, or exchange of all options, warrants, convertible or exchangeable securities, and other rights to acquire shares of Common Stock, and
(ii) the number of shares of Common Stock to be received upon exercise of this Option, as in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted. The Company will promptly mail a copy of each such certificate to each holder of a Option, and will, on the written request at any time of any holder of a Option, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment.

      9. NOTICES OF RECORD DATE, ETC. In the event from time to time of any:

         (a) taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

         (b) capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or any consolidation or merger of the Company with or into, any other Person; or

         (c) voluntary or involuntary dissolution, liquidation, or winding-up of the Company; or

         (d) proposed issuance or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities (other than the issue of shares of Common Stock upon exercise of this Option).

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Option a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation, or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation, or winding-up, or (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant, and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty days prior to the earliest date specified in such notice on which any such action or transaction is to be taken or consummated.

      10. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF OPTION. The Company at all times and from time to time shall reserve and keep available, solely for issuance and delivery on the exercise of this Option, a number of shares of Common Stock equal to the maximum number of shares of Common Stock from time to time issuable upon exercise of this Option. If at any time the Company does not have sufficient authorized shares to comply with the foregoing sentence, the Company promptly shall take all steps necessary to amend its Certificate of Incorporation to provide a reserved number of shares of Common Stock sufficient to effect the exercise in full of this Option.

      11. INVESTMENT REPRESENTATIONS. Mr. Kriss hereby represents, and each subsequent holder of this Option, by his, her, or its acceptance of this Option thereby represents, as follows:

      (a) Such holder represents that this Option and any shares of Common Stock to be acquired by him, her, or it as contemplated hereby shall be acquired for his, her, or its own account, for investment, and not with a view to the distribution thereof. Such holder understands that neither this Option nor such securities have been registered under the Securities Act of 1933, as amended (the "Act"), on the ground that the offer and sale of this Option and/or such shares to him or it are exempt from the registration requirements of the Act under Section 4(2) thereof as transactions not involving any public offering of such securities. Such holder understands that the Company's reliance on such exemption is predicated in part on the representations of such holder contained herein.

      (b) Such holder understands that he, she, or it must bear the economic risk of his, her, or its investment in this Option and any shares of Common Stock acquired by him, her, or it hereunder for an indefinite period of time because neither this Option nor such shares have been registered under the Act, and therefore cannot be sold unless they are subsequently registered under the Act or an exemption from such registration is available. Such holder agrees that he, she, or it shall not offer to sell or otherwise transfer this Option or any of such shares except after the Company has received an opinion of counsel, reasonably acceptable to the Company in form and substance, that such offer, sale, and/or transfer is not in violation of the registration requirements of the Act or other applicable law.

      (c) Such holder acknowledges and agrees that each certificate representing this Option or any securities acquired by him, her, or it hereunder shall bear restrictive legends substantially to the following effect:

          "Neither this Option nor the securities issuable hereunder have been registered under the Securities Act of 1933, as amended. No transfer, sale, or other disposition of this Option or any securities issued hereunder may be made unless a registration statement with respect to this Option or such securities, as the case may be, has become effective under such act, or the issuer has been furnished with an opinion of counsel, satisfactory to the issuer in form and substance, that such registration is not required.

          "In addition, this Option and the securities issuable hereunder are subject to certain cancellation and repurchase rights of the issuer set forth in Section 2 hereof, and to certain restrictions on transfer set forth in Sections 11 and 12 hereof."

      (d) Such holder acknowledges and agrees that the Company shall make a notation regarding the restrictions on transfer of this Option and the shares of Common Stock acquired by such holder hereunder in the register of the Company referred to in Section 12 hereof, and any purported transfer of this Option or such shares shall be reflected in such register of the Company only if and when transferred in compliance with all of the terms and conditions of this Option.

      12. RESTRICTIONS ON TRANSFER; REGISTRATION AND TRANSFER OF SECURITIES.

      (a) RESTRICTIONS ON TRANSFER. In addition to the restrictions on transfer imposed under Section 11 hereof, no holder hereof shall sell, assign, pledge, or otherwise dispose of or transfer this Option or any securities issued hereunder or any interest (legal, beneficial, or otherwise) in any of the foregoing unless the transferee thereof shall first have executed and delivered to the Company a written instrument, in form reasonably acceptable to the Company, by which such transferee agrees to be bound by all of the provisions of this Option applicable to holders hereof, including without limitation the repurchase rights of the Company set forth in Section 2 hereof.

      (b) REGISTRATION OF OPTION AND COMMON STOCK. The Company shall keep at its principal office a register in which shall be recorded the names and addresses of the record holders from time to time of this Option and of the shares of Common Stock issued hereunder, and all transfers thereof. References to the "holder" or "holder of record" of this Option or any such shares of Common Stock shall mean the holder thereof reflected in such register. The ownership of this Option and/or any such shares of the Common Stock shall be proven by such register and the Company may conclusively rely upon such register.

      (c) TRANSFER OF OPTION AND COMMON STOCK. Upon surrender at the principal office of the Company of this Option or any stock certificate representing shares of Common Stock issued hereunder for registration of transfer, duly indorsed, or accompanied by a written instrument of transfer duly executed by the registered holder of this Option or such certificate, as the case may be, or such holder's attorney duly authorized in writing, then subject to compliance with the applicable provisions of this Option and any applicable securities laws, the Company shall issue, at its expense, a new Option or Options of like tenor or stock certificates representing the transferred shares of Common Stock, as the case may be, registered as the presenting holder may have requested.

      (d) REPLACEMENT OF SECURITIES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Option or any certificate representing any shares of Common Stock hereunder[, and in the case of any such loss, theft, or destruction, upon delivery of an unsecured indemnity agreement from such holder reasonably satisfactory to the Company], and in the case of any such mutilation, upon the surrender of such certificate to the Company at its principal office for cancellation, the Company, at its own expense, shall execute and deliver, in lieu thereof, a new option or stock certificate, as the case may be, of like tenor. Any such lost, stolen, destroyed, or mutilated Option or stock certificate in lieu of which any such new Option or stock certificate has been so executed and delivered by Holding shall not be deemed to be outstanding for any purpose.

      13. DEFINITIONS. As used in this Option, the following terms have the following respective meanings:

      "Common Stock" means (i) the Company's Common Stock, $0.001 par value per share, (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to any preference, and (iii) any other securities into which or for which any of the securities described in clauses (i) or (ii) above have been converted or exchanged pursuant to any recapitalization, reorganization, merger, sale of assets, or otherwise.

      "Company" means MediQual Systems, Inc., a Delaware corporation, and any corporation that succeeds to or assumes the obligations of MediQual Systems, Inc. hereunder.

      "Other Securities" means any shares of capital stock (other than Common Stock) and any other securities of the Company or any other Person that (i) the holder of this Option at any time is entitled to receive, or receives, upon exercise of this Option, in lieu of or in addition to Common Stock, or (ii) at any time may be issuable or issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to the provisions of this Warrant.

      "Person" means any natural person, entity, or association, including without limitation any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture, or proprietorship.

      "Transaction" means the consummation of (a) the issuance, sale, or other transfer (regardless of the means by which such transfer is effected, and including without limitation any merger or consolidation of the Company with or into any other Person) to any Person or group of Persons acting together, in any transaction or series of related transactions, of all or substantially all of the assets of the Company, or of shares of the Company's capital stock constituting at least 50% of the shares of the

Company's capital stock issued and outstanding immediately after such transaction or series of transactions; or (b) a public offering of shares of Common Stock registered in a registration statement filed under the Securities Act of 1933, as amended.

      "Valuation" means (a) in the case of any Transaction other than a public offering of shares of Common Stock, the aggregate consideration received or receivable by the Company and/or its stockholders in respect of such Transaction, including the aggregate amount of any liabilities assumed by the acquiror(s), provided, that in the case of a Transaction involving the issuance, sale, or other transfer of less than 100% of the Company's outstanding capital stock, the Valuation shall be the "grossed-up" valuation of the Company's total outstanding capital stock implied by the valuation of the portion thereof issued or transferred in such Transaction; and (b) in the case of a public offering of shares of Common Stock, the product of (i) the gross offering price to the public of one share of Common Stock, multiplied by (ii) the total number of shares of Common Stock outstanding immediately after the consummation of such public offering (calculated on a fully diluted basis treating as outstanding all shares of Common Stock issuable upon exercise of all outstanding options (including this Option), warrants, convertible or exchangeable securities, and other rights to acquire shares of Common Stock.

      14. OPTION AGENT. The Company may, by written notice to the holder of this Option, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock upon exercise of this Option pursuant to Section 1 hereof, and exchanging or replacing this Option pursuant to the Agreement, or any of the foregoing, and thereafter any such issuance, exchange, or replacement, as the case may be, shall be made at such office by such agent.

      15. CAPTIONS. The captions of sections or subsections of this Option are for reference only and shall not affect the interpretation or construction of this Option.

      16. EQUITABLE RELIEF. The Company and each holder of this Option, by his, her, or its acceptance hereof, hereby or thereby acknowledges that any breach by him, her, or it of his, her, or its respective obligations under this Option would cause substantial and irreparable damage to the other, and that money damages would be an inadequate remedy therefor, and accordingly, acknowledges and agrees that the other shall be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

      17. WAIVERS. No waiver of any breach or default hereunder shall be valid unless in a writing signed by the waiving Person. No failure or other delay by the holder hereof exercising any right, power, or privilege hereunder shall be or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

      18. GOVERNING LAW. This Option shall be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware, as applied to contracts under seal made, and entirely to be performed, within Delaware, and without reference to principles of conflicts or choice of law.

              [The rest of this page is intentionally left blank.]

      IN WITNESS WHEREOF, Mr. Kriss, as the initial holder hereof, and the Company, in each case for himself or itself and each of his or its respective successors and permitted assigns, have executed and delivered this Option as an agreement under seal as of January 20, 1996.

MEDIQUAL SYSTEMS, INC.

By    /s/ William D. Ryan                      /s/ Eric Kriss
    ----------------------------               -----------------------------
    Name: William D. Ryan                      Eric Kriss
    Title: Chairman of the Board

                              FORM OF SUBSCRIPTION

(To be signed only on exercise of Option)


TO:   MediQual Systems, Inc.


      The undersigned, the Holder of the within Common Stock Purchase Option, hereby irrevocably elects to exercise this Common Stock Purchase Option for, and to purchase thereunder ________ shares of Common Stock of MediQual Systems, Inc. and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _______________ _______, whose address is _______________.



Dated ___________________________                _______________________________
                                                 (Signature must conform in all
                                                 respects to name of Holder as
                                                 specified on the face of the
                                                 Option)



                                        Address: _______________________________

                                                 _______________________________

                               FORM OF ASSIGNMENT

(To be signed only on transfer of Option)

      For value received, the undersigned __________________ (the "Assignor") hereby sells, assigns, and transfers to ________________ (the "Assignee") the right represented by the within Option to purchase ______________ shares of Common Stock of MediQual Systems, Inc. (the "Company"), a Delaware corporation, to which the within Option relates, and appoints ___________________ as the Assignor's attorney to transfer such right on the books of the Company, with full power of substitution in the premises.

      The Assignee hereby irrevocably agrees to be bound by all of the provisions of the within Option applicable to holders thereof, including without limitation the repurchase rights of the Company set forth in Section 2 thereof.


ASSIGNOR:
                                             ___________________________________
                                             (Signature must conform in all
                                             respects to name of Assignor as
                                             specified on the face of the within
                                             Option)


                                             Dated _____________________________


ASSIGNEE:
                                             ___________________________________
                                                 (Signature)


                                             Dated _____________________________


                                    Address: ___________________________________

                                             ___________________________________